UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
       14A-6(E)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

         (Names of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND


Recently we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for April 20, 2009. The Fund's records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.

                        VOTING TAKES ONLY A FEW MINUTES.
                               PLEASE VOTE TODAY.
                                 1-866-615-7870


Fiduciary/Claymore Dynamic Equity Fund has made it very easy for you to vote. Choose one of the following methods:

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SPEAK TO A LIVE PROXY  SPECIALIST  BY CALLING THE NUMBER ABOVE.  We can answer any of your questions and record your vote. (open: M-F 9:30am-9pm, Sat 10am- 6pm ET)

LOG ON to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

CALL the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

MAIL in your signed proxy card in the envelope provided.
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VOTING IS VERY IMPORTANT FOR YOUR INVESTMENT AND THE OPERATION OF THE FUND.
PLEASE VOTE NOW TO BE SURE YOUR VOTE IS RECEIVED IN TIME FOR THE APRIL 20, 2009 SPECIAL MEETING OF SHAREHOLDERS.